Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of MEMSIC, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patricia Niu, Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)             the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PATRICIA NIU
Patricia Niu
Principal Financial and Accounting Officer
August 14, 2013

This Certification shall not be deemed part of the Report or incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission by implication or by any reference in any such filings to the Report.